BioRestorative Therapies, Inc.

OTCQB: BRTX

Marcum LLP Presentation
June 2012

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the federal securities laws, including statements concerning the ability of BioRestorative Therapies, Inc. (the "Company") to develop its adult stem cell business, the future of regenerative medicine and the role of adult stem cells in that future, and the potential revenue growth of the Company's business. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (1) the Company's limited operating history, lack of revenues, substantial losses since inception, and substantial working capital deficiency and stockholders' deficiency, (2) the Company's ability to obtain sufficient financing to satisfy its debt obligations and funds its operations, (3) the ability of the Company to obtain reimbursement for its therapies from private and governmental insurers, (4) the Company's ability to build management, human resources and infrastructure necessary to support the growth of its business, (5) competitive factors beyond the Company's control,(6) scientific and medical developments beyond the Company's control, (7) the Company's ability to comply with applicable federal, state, local, and international governmental requirements, (8) the Company's ability to protect its proprietary rights both within and outside the United States, and (9) other factors discussed in the Company's periodic documents filed with the Securities and Exchange Commission (which are available for review at www.sec.gov). Given these uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. We assume no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

About Us

"It's About the Science"

- BioRestorative Therapies, Inc.'s ("BRT") goal is to become a leader in developing medical procedures using cell and tissue protocols, primarily involving adult stem cells (non-embryonic), and allowing patients to undergo cellular-based treatments.

- BRT's scientific initiatives include a stem cell-based non-surgical treatment of bulging and herniated discs, and the use of brown fat stem cells in the treatment of metabolic disorders (including diabetes and heart disease) and obesity.

- BRT also offers plant stem cell-based facial creams and products.

Our Business

BRT is developing three business initiatives:

- **brtxDISC™ Program** (Disc Implanted Stem Cells)
  - Seeking to offer a non-surgical treatment for the cure and relief from Disc disease (bulging and herniated discs)
  - Addresses gap between non-invasive and invasive procedures – representing a large alternative market
- **ThermoStem™ Program**
  - Focusing on treatments for obesity and certain metabolic disorders (diabetes, heart disease, etc.).
  - Uses brown fat stem cells, which initial research indicates increased caloric burning and reduced glucose and lipid levels in the body
- **Stem Pearls®**
  - Company is offering plant stem cell-based facial creams and products under the Stem Pearls® brand at www.stempearls.com

brtxDISC™ Program

- Minimally invasive procedure offering an alternative to surgical intervention, addressing the large gap that currently exists in disc treatments between non-surgical and surgical therapies
  - Possibly eliminates surgery in many cases
  - Provides a substantially more effective treatment than current non-invasive therapy
- Designed to become the **standard of care** in the industry
  - Insurance reimbursement expected
- Novel medical stem cell delivery device and method for cellular culturing
- **Over 40 procedures performed on patients in the U.S.**
- Revenue from licensing royalties expected



brtxDISC™ Business Model

Reduce liability and risk by allowing skilled physicians to perform the procedure

*Become a **manufacturing hub** for **cellular culturing** to provide cell product*



Sell Medical Kits:



Medical Kit includes:
Delivery Device, method of shipment, and needle to collect stem cells to ship to lab

BRT laboratory will provide cultured cells needed for treatments:



biorestorative therapies

Proprietary Delivery System

- Novel medical device (patent pending) allows for precise delivery of stem cells in disc region where tear occurred


Advances inner catheter
Advances guide canula
Nitinol guide canula
Nitinol inner catheter

brtxDISC™ Patient Success

Problem: Chronic back and leg pain due to lumbar disc bulge

Treatment: brtxDISC™ minimally invasive procedure

Outcome: Patient's **symptoms** eliminated and MRI shows significant **reduction in size of disc bulge** just 3 months after the brtxDISC™ procedure



MRI Before Treatment



MRI 3 Months After Treatment

brtxDISC™ Target Market

- In the U.S.
  - About 500,000 herniated and bulging disc related surgeries per year
  - About 300,000 spine fusions per year
  - About 200,000 disc fusions per year
- By capturing less than 1% of this market, BRT can become very profitable

ThermoStem™ Program

- **ThermoStem™ is designed to develop treatments using brown fat stem cells for metabolic disorders and obesity focusing on potentially preventing the onset of Type 2 Diabetes**
- "Good Fat" (brown adipose tissue) vs. "Bad Fat" (white adipose tissue)
- Recent studies show that brown fat is present in the human body and has the ability to maintain and regulate metabolism
- Potential use may include inducing weight loss ("biologic diet") and the reduction of glucose and lipids – perhaps even delaying or preventing the onset of diabetes
- As brown fat cellular program advances, there is the opportunity to develop data that may lead to a small molecule drug therapy (pharmaceutical)
- We have identified the first stem cell population isolated from brown adipose depots in humans



Image of brown fat molecule

ThermoStem™ Program



Brown Fat Advantages

- Brown fat is a groundbreaking research initiative because:
  - Thermogenesis (creation of heat) – has been shown to increase caloric burning and induce weight loss
  - Dissolves or absorbs the bad "white fat" – much of which we are trying to reduce
  - Reduces glucose and lipids – may prevent onset of diabetes or heart disease
  - Regulates metabolic homeostasis – balances metabolism
  - Fat to Fat (homologous) use of tissue
- All of these have the potential to reduce the onset of, and risks relating to, Type 2 Diabetes and to treat Obesity

Brown Fat Approach

Since 1999, the FDA has not approved a drug to treat obesity*

Brown Fat provides a **cellular approach** that recent scientific publications have shown to potentially lead to a treatment for metabolic disorders and weight loss


Allo
Auto
Small Molecule
Therapy
ThermoStem™

BRT is simultaneously addressing three areas of potential treatments:

- **Allo**geneic – Using universal stem cells (off the shelf)
- **Auto**logous – Using your own stem cells, culturing them, then re-transplanting them
- **Small Molecule** Drug – Pharmaceutical approach leading to conventional drug-based therapy

* Edyta Zielinska, "Treating Fat with Fat," The Scientist, May 2012

Brown Fat – Preclinical Data


150
100
50
0
Glu – ctrl mg/dL
Glu – tx mg/dL
Weight – ctrl gm
Weight – tx gm
Baseline
1Mth
2Mth
3Mth
4Mth

	Baseline	1Mth	2Mth	3Mth	4Mth
Glu – ctrl mg/dL	98 ± 7	105 ± 9	109 ± 6	115 ± 7	118 ± 6
Glu – tx mg/dL	96 ± 8	102 ± 7	103 ± 5	103 ± 4	104 ± 5
Weight – ctrl gm	23 ± 5	31 ± 6	38 ± 6	44 ± 4	51 ± 6
Weight – tx gm	25 ± 7	30 ± 5	36 ± 4	38 ± 5	40 ± 5

Target Market

Diabetes

- **Prevalence:** 25.8 million children and adults in the United States—8.3% of the population—have diabetes.
- **New Cases:** 1.9 million new cases of diabetes were diagnosed in people aged 20 years and older in 2010.
- **Projection:** One study showed that there will be 53.1 million Americans with diabetes by the year 2025.

Obesity

- **Prevalence:** In U.S., over 35% of the population was obese in 2009-2010.
- **New Cases:** Obesity rates have grown steadily over the past decade and are expected to continue.
- **Projection:** If the current trend continues, 50% of the population will be obese by 2030.

*All statistics taken from http://www.cdc.gov

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Stem Pearls®

- BRT's Stem Pearls, LLC subsidiary offers plant stem cell based beauty care products for cosmetic treatment through web-based program: www.stempearls.com
- Cell-based cosmetic treatment that harnesses the natural power derived from a unique apple plant stem cell
- Consists of four products: Apple Glycolic Cleanser, Apple Amber Scrub, Plant Stem Cell Serum and Moisturizing Treatment


STEM PEARLS
Apple Glycolic
CLEANSER

STEM PEARLS® RESTORING BEAUTY WITH SCIENCE

Stock Data

Ticker Symbol:	BRTX
Exchange:	OTCQB
Stock Price (6/15/12):	$0.0235
Market Cap (6/15/12):	$15.4M
Shares Outstanding (5/9/12):	655M
Float:	100.4M

Highlights

- Adult stem cell-based therapies - the next generation of medical treatments
- Efficient and Economical Research and Science
- Hybrid business model with short and long term revenue streams and goals
- **Proof of Concept** - "Proven" technology that could offer a minimally invasive adult stem cell-based procedure (using patient's own cells) to repair bulging and herniated discs
- Provide much needed treatment alternative to surgical intervention
- Pioneer in brown fat research ("the Good Fat") - focus on treatments for metabolic disorders, obesity, weight loss and diabetes
- IP has been filed with respect to scientific initiatives
- Experienced Management Team, Board of Directors and Scientific Advisory Board Members

biorestorative therapies

Thank You

Company Contact:

BioRestorative Therapies, Inc.
Mark Weinreb, CEO
555 Heritage Drive, Suite 130
Jupiter, FL 33458
Phone: (561) 904-6070
Fax: (561) 429-5684
Email: mweinreb@biorestorative.com

Investor Contact:

KCSA Strategic Communications
Phil Carlson / Josh Dver
880 Third Avenue, 6th Floor
New York, NY 10022
Phone: (212) 896-1233 / 1239
Email: pcarlson@kcsa.com / jdver@kcsa.com

biorestorative therapies